Note 14 - Retirement and Pension Plans - Summary of Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Service cost	$ 3	$ 3	$ 4
Interest cost	7	7	10
Expected return on plan assets	(13)	(12)	(10)
Amortization of net pension loss	2	6	6
Curtailment or settlement loss	3	5
Net periodic benefit cost	$ 2	$ 9	$ 10